                                                                   Exhibit 10.57



                            STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT, dated as of July 1, 1997 (this "Agreement"), is made by and among National Equipment Services, Inc., a Delaware corporation (the "Company"), Golder, Thoma, Cressey, Rauner Fund V, L.P., a Delaware limited partnership ("GTCR"), Kevin Rodgers ("Rodgers"), Dennis O'Connor ("O'Connor") and Paul Ingersoll ("Ingersoll," and together with GTCR, Rodgers and O'Connor referred to herein as the "Existing Stockholders") and Joseph Swinbank ("Swinbank"), Donald Poarch ("Poarch"), James O'Neil ("O'Neil"), Sammy Sorsby ("Sorsby") and J. D. Cox ("Cox," and together with Swinbank, Poarch, O'Neil and Sorsby referred to herein as the "Purchasers"). Except as otherwise indicated, capitalized terms used herein are defined in
Section 9 hereof.

     WHEREAS, pursuant to an Asset Purchase Agreement, dated as of July 1, 1997 (the "Acquisition Agreement"), by and among NES Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company ("NES"), Sprint Industrial Services, Inc., a Texas corporation ("Sprint"), Swinbank and Poarch, NES will purchase (the "Acquisition") substantially all of the assets of the Sprintank division ("Sprintank") of Sprint.

     WHEREAS, the purchase and sale of stock contemplated by this Agreement will be consummated contemporaneously with the consummation of the Acquisition pursuant to the terms of the Acquisition Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

     1. Authorization of Stock. The Company will authorize the issuance and sale to the Purchasers of 485 shares of the Company's Class A Common Stock, par value $.01 per share (the "Class A Common Stock") at a purchase price of $1,000.00 per share, and 1,500 shares of the Company's Class B Common Stock, par value $.01 per share (the "Class B Common Stock") at a purchase price of $10.00 per share, each having the rights described in the Company's Certificate of Incorporation (as amended, the "Certificate of Incorporation"). The shares of Class A Common Stock and Class B Common Stock being purchased by the Purchasers hereunder are collectively referred to herein as the "Shares."

     2. Purchase and Sale of Shares.

     (a) Purchase and Sale. The Company will sell to each Purchaser, and, on the terms and subject to the conditions set forth herein, each Purchaser will purchase from the Company, the number and class of Shares set forth below such Purchaser's name on the signature pages hereto, at the purchase price per Share as set forth in Section 1 above.

     (b) The Closing. The closing of the sale and purchase of the Shares (the "Closing") will take place at the offices of Kirkland & Ellis, 200 East Randolph Drive, Chicago, Illinois 60601 on the date hereof. At the Closing, the Company will deliver to each Purchaser certificates evidencing the number and class of Shares to be purchased by such Purchaser, issued in the name of such Purchaser, upon payment by such Purchaser of the purchase price therefor by wire transfer of immediately available funds to the bank account designated by the Company.

     3. Joinder. The Company, the Purchasers and the Existing Stockholders hereby agree that the Stockholders Agreement and the Registration Agreement are hereby amended by adding each Purchaser as a party thereto and as a Stockholder under the Stockholders Agreement. Each Purchaser hereby agrees to be subject to all of the rights and obligations and to be bound by all of the terms and conditions set forth in the Stockholders Agreement and the Registration Agreement to the same extent as if such Purchaser was originally a party thereto. The Company and the Existing Stockholders hereby waive any and all requirements and/or breaches arising under the Stockholders Agreement, the Registration Agreement and any agreements mentioned therein resulting from the consummation of the transactions contemplated herein.

     4. Restrictions on Transfer of Shares. In addition to the restrictions on transfer set forth in the Stockholders Agreement, the holders of the Shares shall not sell, transfer, assign pledge or otherwise dispose of (a "Transfer") any interest in any of the Shares except pursuant to the following provisions:

     (a) Retention of Shares. Until the fifth anniversary of the date of this Agreement, each holder of Shares shall not Transfer any interest in any of the Shares, except for Exempt Transfers (as defined in Section 4(b) below).

     (b) Transfer of Shares. Subject to Section 4(a) above and to any other restrictions set forth in the Stockholders Agreement, each holder of Shares shall not Transfer any interest in any of the Shares, except pursuant to (i) the provisions of Section 5 below or the provisions of Section 5 or 7 of the Stockholders Agreement ("Exempt Transfers") or (ii) the provisions of this
Section 4; provided that in no event shall any Transfer of Shares pursuant to this Section 4 be made for any consideration other than cash payable upon consummation of such Transfer or in installments over time. Prior to making any Transfer other than an Exempt Transfer, each holder of Shares proposing to Transfer Shares (a "Selling Holder") will give written notice (the "Sale Notice") to the Company and GTCR. The Sale Notice will disclose in reasonable detail the identity of the prospective transferee(s), the number and class of Shares to be transferred and the terms and conditions of the proposed Transfer. The Selling Holder will not consummate any Transfer until 95 days after the Sale Notice has been given to the Company and to GTCR, unless the parties to the Transfer have been finally determined pursuant to this Section 4 prior to the expiration of such 95-day period (the date of the first to occur of such events is referred to herein as the "Authorization Date").

                                     - 2 -



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     (c) First Refusal Rights.  The Company may elect to purchase all (but not less than all) of the Shares to be transferred upon the same terms and conditions as those set forth in the Sale Notice by delivering a written notice of such election to the Selling Holder and GTCR within 60 days after the Sale Notice has been given to the Company. If the Company has not elected to purchase all of the Shares to be Transferred, GTCR may elect to purchase all (but not less than all) of the Shares to be transferred upon the same terms and conditions as those set forth in the Sale Notice by giving written notice of such election to the Selling Holder within 90 days after the Sale Notice has been given to GTCR. If neither the Company nor GTCR elect to purchase all of the Shares specified in the Sale Notice, the Selling Holder may Transfer the Shares specified in the Sale Notice at a price and on terms no more favorable to the transferee(s) thereof than specified in the Sale Notice during the 60-day period immediately following the Authorization Date. Any Shares not transferred within such 60-day period will be subject to the provisions of this
Section 4(c) upon subsequent Transfer. The Company may pay the purchase price for such shares by offsetting amounts outstanding under any bona fide debts owed by the Selling Holder to the Company.

     (d) Certain Permitted Transfers.  The restrictions contained in this
Section 4 will not apply with respect to transfers of Shares pursuant to applicable laws of descent and distribution; provided that such restrictions will continue to be applicable to the Shares after any such transfer and the transferees of such Shares have agreed in writing to be bound by the provisions of this Agreement.

     (e) Termination of Restrictions. The restrictions on the Transfer of Shares set forth in this Section 4 will continue with respect to each Share until the date on which such Share has been transferred in a transaction permitted by this Section 4 (except in a transaction contemplated by Section 4(d)); provided that in any event such restrictions will terminate on the first to occur of a Sale of the Company or a Public Offering.

     5. Repurchase of Shares.

     (a) In the event a Purchaser (i) in the case of O'Neil, Sorsby or Cox, ceases to be employed by the Company or its subsidiaries for any reason, or
(ii) in the case of Swinbank or Poarch, materially breaches the terms or conditions of the Noncompetition Agreement, dated as of the date hereof, between NES and such Purchaser (the "Noncompetition Agreement"), and such breach remains uncured for a period of 10 days following delivery of a notice by NES or the Company to such Purchaser notifying such Purchaser of the breach (each of the events described in clauses (i) or (ii) above are referred to herein as a "Termination"), the Shares purchased by such Purchaser hereunder (the "Repurchased Shares") (whether held by such Purchaser or one or more of such Person's permitted transferees, other than the Company, GTCR or an affiliate of the Company or GTCR) will be subject to repurchase by the Company and GTCR pursuant to the terms and conditions set forth in this Section 5 (the "Repurchase Option"). In the event of a Termination, the purchase price for each Repurchased Share will be the Fair Market Value for such share.

     (b) In the event of a Termination, the Company's board of directors (the "Board") may elect to purchase all or any portion of the Repurchased Shares by delivering written notice (the "Repurchase Notice") to the holder or holders of the Repurchased Shares within 90 days after such Termination. The Repurchase Notice will set forth the number of Repurchased Shares to be acquired from each holder, the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction.

     (c) In the event of a Termination, if for any reason the Company does not elect to purchase all of the Repurchased Shares pursuant to the Repurchase Option, GTCR shall be entitled to exercise the Repurchase Option for the Repurchased Shares the Company has not elected to purchase (the "Available Shares"). As soon as practicable after the Company has determined that there will be Available Shares, but in any event within 45 days after such Termination, the Company shall give written notice (the "Option Notice") to GTCR setting forth the number of Available Shares and the purchase price for the Available Shares. GTCR may elect to purchase any or all of the Available Shares by giving written notice to the Company within one month after the Option Notice has been given by the Company. As soon as practicable, and in any event within ten days after the expiration of the one-month period set forth above, the Company shall notify each holder of Repurchased Shares as to the number of Repurchased Shares being purchased from such holder by GTCR (the "Supplemental Repurchase Notice"). At the time the Company delivers the Supplemental Repurchase Notice to the holder(s) of Repurchased Shares, the Company shall also deliver written notice to GTCR setting forth the number of shares GTCR is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction.

     (d) The closing of the purchase of the Repurchased Shares pursuant to the Repurchase Option shall take place on the date designated by the Company in the Repurchase Notice or Supplemental Repurchase Notice, which date shall not be more than one month nor less than five days after the delivery of the later of either such notice to be delivered. The Company and/or GTCR will pay for the Repurchased Shares to be purchased pursuant to the Repurchase Option by delivery of a check or wire transfer of funds in the aggregate amount of the purchase price for such shares. In addition, the Company may pay the purchase price for such shares by offsetting amounts outstanding under any bona fide debts owed by the holder of such Repurchased Shares to the Company. The Company and GTCR will be entitled to receive representations and warranties from the sellers as to their title to the Repurchased Shares being sold and to require all sellers' signatures be guaranteed.

     (e) The right of the Company and GTCR to repurchase Shares pursuant to this Section 5 shall terminate upon the occurrence of a Public Offering.

     6. Legend. The certificates representing the Shares will bear the following legend:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED AS OF JULY 1, 1997, HAVE NOT BEEN REGISTERED

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


     UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN RIGHTS OF FIRST REFUSAL AND CERTAIN OTHER AGREEMENTS SET FORTH IN A STOCK PURCHASE AGREEMENT BETWEEN THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY DATED AS OF JULY 1, 1997. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

No holder of Shares may Transfer any Shares (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such transfer.

     7. Purchasers' Representations and Warranties. Each Purchaser hereby represents and warrants to and covenants and agrees with the Company that:

     (a) such Purchaser is acquiring the Restricted Securities purchased hereunder or acquired pursuant hereto for his own account with the present intention of holding such securities for investment purposes and that he has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws;

     (b) such Purchaser has had an opportunity to ask questions and receive answers concerning the terms and conditions of the securities purchased hereunder and has had full access to such other information concerning the Company as such Purchaser may have requested and that in making his decision to invest in the securities being purchased hereunder he is not in any way relying on the fact that any other Person has decided to invest in the securities;

     (c) such Purchaser (i) is an "accredited investor" as defined in Rule 501(a) under the Securities Act or (ii) by reason of his business and financial experience, and the business and financial experience of those retained by him to advise him with respect to his investment in the securities being purchased hereunder, he, together with such advisors, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of his prospective investment in such securities, is able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss of such investment; and

     (d) such Purchaser (i) understands that the Shares have not been, and will not be, registered under the Securities Act, or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering, (ii)

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


understands that the Shares are not transferable, and (iii) is able to bear the economic risk and lack of liquidity inherent in holding the Shares.

     8. Company's Representations and Warranties. The Company represents and warrants to each of the Purchasers that:

     (a) the Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware, and has all requisite corporate power and authority to conduct its business as presently conducted;

     (b) the authorized capital stock of the Company consists of 25,000 shares of Class A Common Stock, par value $0.01 per share (the "Class A Common"), and 150,000 shares of Class B Common Stock, par value $0.01 per share (the "Class B Common"). As of immediately following the consummation of the transactions contemplated hereby and by the Acquisition Agreement, there will be [21,526] shares of Class A Common and 88,400 shares of Class B Common issued and outstanding, and all such shares will at such time be validly issued, fully paid and nonassessable;

     (c) As of the Closing, the Company shall not have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor shall it have outstanding any rights or options to subscribe for or to purchase any stock or securities convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans;

     (d) the Company has full power and authority to enter into and perform this Agreement in accordance with its terms and to carry out its obligations hereunder; and

     (e) the execution, delivery and performance of this Agreement do not and will not contravene or constitute a default under the Company's certificate of incorporation or by-laws.

     9. Definitions.

     "Fair Market Value" of each Share means the value agreed upon by the holder thereof and the Board; provided that if the holder thereof and the Board are unable to agree upon such value, then the holder thereof and the Company will share the cost, on an equal basis, of a mutually acceptable business appraiser whose determination will be binding.

     "Person" means an individual, a partnership, a limited liability company, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

     "Public Offering" means the sale in an underwritten public offering registered under the Securities Act of 1933, as amended from time to time, of shares of the Company's capital stock approved by the Board.

     "Registration Agreement" means that certain Registration Agreement, dated as of June 4, 1996, among the Company and others, as the same may be amended, supplemented, restated, modified from time to time.

     "Restricted Securities" means the Shares issued hereunder and any securities issued with respect to the Shares by way of a dividend or split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. Restricted Securities will continue as such in the hands of any transferee; provided that, as to any particular Restricted Securities, such securities will cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) become eligible for sale pursuant to Rule 144 or Rule 144A of the Securities and Exchange Commission (or any similar rule then in force) and disposed of in accordance therewith or (c) been otherwise transferred and new securities for them not bearing the Securities Act Legend set forth in Section 6 have been delivered by the Company. Whenever any particular securities cease to be Restricted Securities, the holder thereof will be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act Legend of the character set forth in Section 6.

     "Rule 144" means Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act as such rule may be amended from time to time, or any similar rule then in force.

     "Rule 144A" means Rule 144A promulgated by the Securities and Exchange Commission under the Securities Act as such rule may be amended from time to time, or any similar rule then in force.

     "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

     "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

     "Stockholders Agreement" means that certain Stockholders Agreement, dated as of June 4, 1996, among the Company and others, as the same may be amended, supplemented, restated, modified from time to time.

     10. Miscellaneous.

     (a) Remedies. The holders of Shares acquired hereunder (directly or indirectly) will have all of the rights and remedies set forth in this Agreement, the Certificate of Incorporation, and all of the rights and remedies which such holders have been granted at any time under any other agreement or contract, and all of the rights and remedies which such holders have under any law. Any Person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement, and to exercise all other rights granted by law.

     (b) Amendments and Waivers. Except as otherwise provided herein, no modification, amendment or waiver of any provision hereof will be effective against any party hereto unless such modification, amendment or waiver is approved in writing by such party. The failure of any party to enforce any provision of this Agreement or under any agreement contemplated hereby or under the Certificate of Incorporation or the Company's bylaws will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement, any agreement referred to herein, the Certificate of Incorporation, or the Company's bylaws in accordance with their terms.

     (c) Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith will survive the execution and delivery of this Agreement, regardless of any investigation made by the Company or the Purchasers or on any of their behalves.

     (d) Successors and Assigns.

          (i) Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the Purchasers' benefit as the purchasers or holders of Shares, as the case may be, are also for the benefit of and enforceable by any subsequent holder(s) of the Purchasers' Shares.

          (ii) If a sale, transfer, assignment or other disposition of any Shares is made in accordance with the provisions of this Agreement to any Person and such securities remain Restricted Securities immediately after such disposition, such Person shall, at or prior to the time such securities are acquired, execute a counterpart of this Agreement with such modifications thereto as may be necessary to reflect such acquisition, and such other documents as are necessary to confirm such Person's agreement to become a party to, and to be bound by, all covenants, terms and conditions of this Agreement, the Stockholders Agreement and the Registration Agreement, each as theretofore amended.

     (e) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule in any jurisdiction, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability in such jurisdiction, without invalidating the remainder of this Agreement in such jurisdiction or any provision hereof in any other jurisdiction.

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



     (f) Counterparts. This Agreement may be executed simultaneously in separate counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

     (g) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     (h) Governing Law. The corporate laws of the State of Delaware will govern all questions concerning the relative rights of the Company and its securityholders. All other questions concerning the construction, validity and interpretation of this Agreement will be governed by and construed in accordance with the domestic laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

     (i) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when personally delivered or received by certified mail, return receipt requested, or sent by guaranteed overnight courier service. Notices, demands and communications will be sent to parties hereto at the addresses indicated below:

     Notices to the Company:

     National Equipment Services, Inc.
     1800 Sherman, Suite 100
     Evanston, Illinois  60201
     Attention: Chief Executive Officer

     With a copy to:

     Kirkland and Ellis
     200 E. Randolph Drive
     Chicago, Illinois  60601
     Attention: Sanford E. Perl

     Notices to a Purchaser:

     To the address set forth below
     such Purchaser's name on the
     signature pages hereto

or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

                             *    *    *    *    *

     IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement on the day and year first above written.



                                     NATIONAL EQUIPMENT SERVICES, INC.

                                     By:  /s/ Kevin Rodgers
                                     ----------------------------------------
                                     Its:   CEO
                                     ----------------------------------------



                                     GOLDER, THOMA, CRESSEY, RAUNER
                                     FUND V, L.P.

                                     By: GTCR V, L.P.
                                     Its: General Partner

                                     By:  Golder, Thoma, Cressey, Rauner, Inc.
                                     Its:  General Partner

                                     By:   /s/ Carl D. Thoma
                                     ----------------------------------------
                                     Its:  Principal



                                     /s/ Kevin Rodgers
                                     ----------------------------------------
                                     KEVIN RODGERS



                                     /s/ Dennis O'Connor
                                     ----------------------------------------
                                     DENNIS O'CONNOR



                                     /s/ Paul R. Ingersoll
                                     ----------------------------------------
                                     PAUL INGERSOLL

                                     /s/ Joseph Swinbank
                                     JOSEPH SWINBANK
                                     ----------------------------------------
                                     Address:
                                     1041 Conrad Sauer
                                     ----------------------------------------
                                     Houston, TX 77043
                                     ----------------------------------------
                                     ----------------------------------------
                                     194 shares of Class A Common
                                     600 shares of Class B Common


                                     /s/ Donald Poarch
                                     ----------------------------------------
                                     DONALD POARCH
                                     Address:
                                     1041 Conrad Sauer
                                     ----------------------------------------
                                     Houston, TX 77043
                                     ----------------------------------------
                                     ----------------------------------------
                                     194 shares of Class A Common
                                     600 shares of Class B Common


                                     /s/ James O'Neil
                                     ----------------------------------------
                                     JAMES O'NEIL
                                     Address:
                                     28 Champions Bend Cir.
                                     ----------------------------------------
                                     Houston, TX 77069
                                     ----------------------------------------
                                     ----------------------------------------
                                     48.5 shares of Class A Common
                                     150 shares of Class B Common


                                     /s/ Sammy Sorsby
                                     ----------------------------------------
                                     SAMMY SORSBY
                                     Address:
                                     22118 #1 Tomball Cemetary Rd.
                                     ----------------------------------------
                                     Tomball, TX 77375
                                     ----------------------------------------
                                     ----------------------------------------
                                     24.25 shares of Class A Common
                                     75 shares of Class B Common


                                     /s/ J. D. Cox
                                     ----------------------------------------
                                     J. D. COX
                                     Address:
                                     4403 Windsail Court
                                     ----------------------------------------
                                     Missouri City, TX 77459
                                     ----------------------------------------
                                     ----------------------------------------
                                     24.25 shares of Class A Common
                                     75 shares of Class B Common

            [SECOND SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT]

                                    CONSENT

     The undersigned spouse of   /s/ Sammy Sorsby    hereby acknowledges that I
                               ---------------------
have read the foregoing Stock Purchase Agreement (this "Agreement") and that I understand its contents. I am aware that this Agreement provides for the repurchase of my spouse's shares of capital stock of National Equipment Services, Inc. (the "Shares") under certain circumstances and imposes other restrictions on the transfer of such Shares. I agree that my spouse's interest in the Shares is subject to this Agreement and that any interest I may have in such Shares shall be irrevocably bound by this Agreement and further that my community property interest, if any, shall be similarly bound by this Agreement.

     I am aware that the legal, financial and other matters contained in this Agreement are complex and I am free to seek advice with respect thereto from independent counsel. I have either sought such advice or determined after carefully reviewing this Agreement that I will waive such right.




                                     Name (signature): /s/ Brenda Sorsby
                                                       -----------------------
                                     Name (printed):   Brenda Sorsby
                                                       -----------------------



                                     Witness (signature):  /s/ Chris Womack
                                                           -------------------
                                     Witness (printed):    Chris Womack
                                                           -------------------